UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

MARKFORGED HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MARKFORGED HOLDING CORPORATION

60 Tower Road, Waltham, Massachusetts 02451

Dear Markforged Stockholder:

I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Markforged Holding Corporation, or Markforged, to be held virtually via a live online webcast on June 18, 2024, at 9:00 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/MKFG2024, where you will be able to vote electronically and submit questions. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement.

Pursuant to the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a notice of the Internet availability of the proxy materials. On or about April 26, 2024, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access online or request a printed copy of our Proxy Statement for the 2024 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the Internet, by telephone or virtually in person at the Annual Meeting or, if you requested printed copies of proxy materials, you also may vote by mailing a proxy card. Please review the instructions on the Notice or on the proxy card regarding your voting options.

Thank you for being a Markforged stockholder. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Shai Terem

Shai Terem

Chief Executive Officer

April 8, 2024

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible by following the instructions on your Notice or, if you requested printed copies of your proxy materials, by following the instructions on your proxy card. Your vote will help to ensure the presence of a quorum at the meeting, meaning that your shares are represented at the Annual Meeting. If you hold your shares through a broker, your broker is not permitted to vote on your behalf on the election of directors or the Officer Exculpation Amendment (as defined below) unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via telephone or the Internet). For your vote to be counted, you will need to communicate your vote before the date of the Annual Meeting. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy, or voting your stock virtually at the Annual Meeting.

MARKFORGED HOLDING CORPORATION

60 Tower Road, Waltham, Massachusetts 02451

NOTICE OF 2024 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To be held June 18, 2024

Notice is hereby given that Markforged Holding Corporation will hold its 2024 Annual Meeting of Stockholders, or the Annual Meeting, virtually via a live online webcast on June 18, 2024 at 9:00 a.m. Eastern Time, for the following purposes:

•
Proposal One: To elect three Class III directors, Alan Masarek, Carol Meyers and Aaron VanDevender, to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal;
•
Proposal Two: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
•
Proposal Three: To approve an amendment to our Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law (the “Officer Exculpation Charter Amendment”);
•
Proposal Four: To approve an amendment to our Certificate of Incorporation to approve a reverse stock split of our common stock and an associated reduction in the number of shares of our authorized common stock (the “Reverse Stock Split Charter Amendment”); and
•
To transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).

Our board of directors recommends that you vote “FOR” the director nominees named in Proposal One, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm as described in Proposal Two, “FOR” the Officer Exculpation Charter Amendment described in Proposal Three, and “FOR” the Reverse Stock Split Charter Amendment described in Proposal Four.

Only stockholders of record at the close of business on April 19, 2024 are entitled to notice of and to vote at the Annual Meeting as set forth in the proxy statement. You may attend, vote and participate at the Annual Meeting by visiting www.virtualshareholdermeeting.com/MKFG2024 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on the proxy card, or in the instructions included with the proxy materials dated on or about April 26, 2024. You are entitled to attend the Annual Meeting only if you are a stockholder as of the close of business on April 19, 2024 or hold a valid proxy for the Annual Meeting. If you are a stockholder of record or hold shares through a broker, trustee, or nominee, your ownership as of the record date will be verified prior to admittance into the meeting. Access to the webcast will begin at 8:00 a.m. Eastern Time on June 18, 2024. For instructions on how to vote your shares, please refer to the instructions on the Notice of Availability of Proxy Materials you received in the mail, the section titled “How do I vote?” beginning on page 2 of the proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By Order of the Board of Directors,

/s/ Stephen Karp

Stephen Karp

General Counsel

Waltham, Massachusetts

April 8, 2024

Table of Contents

Page

PROXY STATEMENT	1
GENERAL INFORMATION	2
PROPOSAL ONE - ELECTION OF CLASS III DIRECTORS	5
PROPOSAL TWO - RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS MARKFORGED’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	9
PROPOSAL THREE - APPROVAL OF THE OFFICER EXCULPATION CHARTER AMENDMENT	11
PROPOSAL FOUR - APPROVAL OF THE REVERSE STOCK SPLIT CHARTER AMENDMENT	13
CORPORATE GOVERNANCE	22
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	34
PRINCIPAL STOCKHOLDERS	35
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	38
REPORT OF THE AUDIT COMMITTEE	39
HOUSEHOLDING	40
STOCKHOLDER PROPOSALS	40
OTHER MATTERS	41

MARKFORGED HOLDING CORPORATION

60 Tower Road, Waltham, Massachusetts 02451

PROXY STATEMENT

FOR THE 2024 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 18, 2024

This proxy statement contains information about the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Markforged Holding Corporation, which will be held virtually via a live online webcast on June 18, 2024, at 9:00 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/MKFG2024, where you will be able to vote electronically and submit questions. The board of directors of Markforged Holding Corporation is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Company,” “Markforged,” “we,” “us,” and “our” refer to Markforged Holding Corporation and Markforged, Inc, as applicable. The mailing address of our principal executive offices is Markforged Holding Corporation, 60 Tower Road, Waltham, Massachusetts 02451.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect. You may also revoke your proxy by attending and casting your vote at the Annual Meeting.

We expect to make this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2023 available to stockholders on or about April 26, 2024.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of: (i) December 31, 2025; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the 2024 Annual Meeting of Stockholders to be Held on June 18, 2024:

This proxy statement and our 2024 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”), except for exhibits, will be furnished without charge to any stockholder upon written request to Markforged Holding Corporation, 60 Tower Road, Waltham, Massachusetts 02451, Attention: Corporate Secretary or by email to investors@markforged.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at www.sec.gov.

MARKFORGED HOLDING CORPORATION

PROXY STATEMENT

FOR THE 2024 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 26, 2024, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, or Notice. Our proxy materials, including the Notice of 2024 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2024 Annual Report to Stockholders, or 2024 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials, help lower our costs, and will reduce the environmental impact of our annual meeting materials. Therefore, we expect to mail the Notice to holders of record and beneficial owners of our common stock starting on or about April 26, 2024. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2024 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2024 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2024 Annual Meeting of Stockholders, this proxy statement and our 2024 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting will be the close of business on April 19, 2024.

How many votes can be cast by all stockholders?

There were [●] shares of our common stock, par value $0.0001 per share, outstanding on April 19, 2024, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of preferred stock are outstanding as of April 19, 2024.

How do I vote?

Virtually

If you are a stockholder of record, you may vote by proxy or by attending and voting virtually at the Annual Meeting. You may attend the Annual Meeting virtually via the internet at www.virtualshareholdermeeting.com/MKFG2024 and you may vote during the meeting. Access to the webcast will begin at 8:00 a.m. Eastern Time on June 18, 2024. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, provided in the Notice of Internet Availability of Proxy Materials, on the proxy card, or in the instructions included with the proxy materials dated April 26, 2024. If you hold your shares through a bank or broker and wish to vote in person at the meeting, you must obtain a valid proxy from the firm that holds your shares.

By Proxy

If you do not wish to vote virtually or will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by completing and mailing your proxy as described in the proxy materials. In order to be counted, proxies submitted by Internet or phone must be received by the cutoff time of 11:59 p.m. Eastern Time on June 17, 2024. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

By Internet or by Phone

You may vote over the internet or by telephone by following the instructions provided on the Notice.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or by phone by the cutoff time of 11:59 p.m. Eastern Time on June 17, 2024, (2) attending and voting virtually at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Markforged Holding Corporation 60 Tower Road, Waltham, Massachusetts 02451, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our bylaws provide that a majority of the outstanding shares entitled to vote, present in person or by remote communication, or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. There were [●] shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if [●] shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our certificate of incorporation or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under New York Stock Exchange (“NYSE”) rules, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Proposals One and Three are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals Two and Four are considered to be “routine” under NYSE rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposals Two and Four.

Proposal One: The three nominees who receive the most “for” votes (also known as a “plurality” of the votes cast) will be elected as a director at the Annual Meeting. A nominee must receive at least one “for” vote in order to be elected as a director at the Annual Meeting. Proposal One is considered to be a “non-routine” matter, and a brokerage firm will not be able to vote on this proposal in the absence of instructions from a beneficial owner of shares. Shares voting “withheld” and broker non-votes will have no effect on this proposal.

Proposal Two: The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the votes properly cast on this proposal. Proposal Two is considered to be a “routine” matter, and a brokerage firm will be able to vote on this proposal even if it does not receive instructions from a beneficial owner of shares. If there are any broker non-votes or abstentions, they will have no effect on this proposal.

Proposal Three: The amendment of our Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law requires the affirmative vote of a majority of the outstanding shares of our capital stock entitled to vote thereon. Proposal Three is considered to be a “non-routine” matter, and a brokerage firm will not be able to vote on this proposal in the absence of instructions from a beneficial owner of shares. Abstentions and broker non-votes will have the same effect as a vote “Against” this proposal.

Proposal Four: The amendment of our Certificate of Incorporation to approve a reverse stock split of our common stock and an associated reduction in the number of shares of our authorized common stock requires the affirmative vote of a majority of the outstanding shares of our capital stock entitled to vote thereon. Proposal Four is considered to be a “routine” matter, and a brokerage firm will be able to vote on this proposal even if it does not receive instructions from a beneficial owner of shares. If there are any broker non-votes or abstentions, they will have the same effect as a vote against this proposal.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL ONE - ELECTION OF CLASS III DIRECTORS

Our board of directors currently consists of eight members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I directors are Edward Anderson, Michael Medici and Antonio Rodriguez and their terms will expire at the annual meeting of stockholders to be held in 2025;
•
the Class II directors are Paul Milbury and Shai Terem, and their terms will expire at the annual meeting of stockholders to be held in 2026; and
•
the Class III directors are Alan Masarek, Carol Meyers and Aaron VanDevender, and their terms will expire at the Annual Meeting.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our board of directors has nominated Alan Masarek, Carol Meyers and Aaron VanDevender for election as the Class III directors at the Annual Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Nominees for Election as Class III Directors

The following table identifies our directors and sets forth their principal occupation and business experience during the last five years and their ages as of June 1, 2024.

Name	Positions and Offices Held with Markforged	Director Since	Age
Alan Masarek	Director and Chairman of the Board of Directors	2021	63
Carol Meyers	Director	2021	63
Aaron VanDevender	Director	2023	44

Alan Masarek has served on our board of directors since July 2021. Since August 2022, Mr. Masarek has served as the Chief Executive Officer and a member of the board of directors of Avaya Holdings Corporation. Mr. Masarek previously served as Chief Executive Officer and a member of the board of directors of Vonage (Ticker: VG) from November 2014 to June 2020. Mr. Masarek went to Vonage from Google, Inc., where he was Director, Chrome & Apps from June 2012 until October 2014, following the acquisition of his prior company, Quickoffice, Inc., Mr. Masarek was Co-founder and CEO of Quickoffice, Inc. Mr. Masarek served as a Director of Virtuoso Acquisition Corporation from January 2021 to November 2021, and Director of Wejo Group Limited (Ticker: WEJO) from November 2021 until November 2022. He also serves as chairman of the boards of directors of privately held SalesIntel, Inc. and CircleBack, Inc. Mr. Masarek earned his M.B.A. from Harvard Business School and his B.B.A. from the University of Georgia. We believe Mr. Masarek's extensive industry and board experience makes him well qualified to serve on our board of directors.

Carol Meyers has served on our board of directors since July 2021. In March 2023, Ms. Meyers joined the board of directors of Crunchr, a people analytics software company, where she serves as the chairman of its board of directors. She has served as a director of Rewind Inc., a SaaS back-up and recovery provider since February 2022. Ms. Meyers has served as a venture partner at Glasswing Ventures, LLC, a venture capital firm that invests in artificial intelligence and technology startups, since October 2020. She served as Chief Marketing Officer of Rapid7 (Ticker: RPD), a cybersecurity analytics and automation company, from December 2011 to December 2019, as Senior Vice President and Chief Marketing Officer at LogMeIn, Inc. from 2008 to 2010, and Senior Vice President and Chief Marketing Officer at Unica Corporation from 1999 to 2007. Ms. Meyers served on the boards of directors and audit committees of Zipwhip, Inc., a business-texting software and API provider, from July 2020 to July 2021 when the company was acquired by Twilio, and Hear.com, the world’s largest online provider of medical-grade hearing aids, from April 2021 to July 2022. She served on the board of directors of Emarsys eMarketing Systems AG, a global provider of marketing automation software, from March 2016 to November 2020, when it was acquired by SAP SE. She also served on the board of directors of Mineral Tree, Inc., a provider of accounts payable and payment automation solutions, from July 2014 to March 2019. Ms. Meyers holds a B.S. in finance from Fairfield University and is a graduate of the General Electric Financial Management Program. We believe that Ms. Meyers’ broad operational and board governance experience makes her well qualified to serve on our board of directors.

Aaron VanDevender, Ph.D. has served on our board of directors since May 2023. Dr. VanDevender has served as Chief Executive Officer since December 2020 at Methid, Inc., a biotechnology company. Prior to Methid, Dr. VanDevender served as Chief Scientist and Principal from October 2012 to February 2020, and as Chief Scientific Consultant from February 2020 to August 2020 at Founders Fund, LLC, a venture capital firm. From October 2010 to March 2012, Dr. VanDevender served as a physicist at Halcyon Molecular, Inc., a company focused on DNA sequencing technology. From October 2007 to September 2010, he worked as a physicist at the National Institute of Standards and Technology. Dr. VanDevender has served on the board of directors of Emulate, Inc., which creates advanced in vitro human models, since June 2018; on the board of directors of Applied Molecular Transport (Ticker: AMTI), a clinical-stage biopharmaceutical company, from November 2016 to December 2023; and on the board of directors of PsiQuantum, a quantum computer company, since September 2017. Dr. VanDevender holds a B.S. in Physics from the Massachusetts Institute of Technology and a Ph.D. in Physics from the University of Illinois, Urbana-Champaign. We believe Dr. VanDevender's broad operational and board governance experience makes him well qualified to serve on our board of directors.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Vote Required

The three nominees who receive the most “for” votes (also known as a “plurality” of the votes cast) will be elected as a director at the Annual Meeting. A nominee must receive at least one “for” vote in order to be elected as a director at the Annual Meeting. Proposal One is considered to be a “non-routine” matter, and a brokerage firm will not be able to vote on this proposal in the absence of instructions from a beneficial owner of shares. Shares voting “withheld” and broker non-votes will have no effect on this proposal.

Board Recommendation

The board of directors recommends voting “FOR” the election of Alan Masarek, Carol Meyers and Aaron VanDevender as the Class III directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2027.

Directors Continuing in Office

The following table identifies our directors continuing in office and sets forth their principal occupation and business experience during the last five years and their ages as of June 1, 2024.

Name	Positions and Offices Held with Markforged	Director Since	Class and Year in Which Term Will Expire	Age
Edward Anderson	Director	2021	Class I - 2025	74
Michael Medici	Director	2021	Class I - 2025	45
Antonio Rodriguez	Director	2021	Class I - 2025	49
Paul Milbury	Director	2021	Class II - 2026	76
Shai Terem	Director, President, and Chief Executive Officer	2021	Class II - 2026	46

Class I Directors (Term Expires at 2025 Annual Meeting)

Edward Anderson has served on our board of directors since July 2021 and served as a director on the MarkForged, Inc. board of directors from September 2015 until July 2021. Since June 1994, Mr. Anderson has served as the Founder and a Managing Partner of North Bridge Venture Partners, a venture capital firm. Mr. Anderson currently serves on the board of directors of Lyra Therapeutics, Inc. (Ticker: LYRA) and Couchbase, Inc. (Ticker: BASE), and has previously served on the boards of several privately held companies. Mr. Anderson holds a B.F.A. from the University of Denver and an M.B.A. from Columbia University Graduate School of Business. We believe that Mr. Anderson’s extensive experience in venture capital investments qualifies him to serve on our board of directors.

Michael Medici has served as a member of our board of directors since July 2021 and served as a director on the MarkForged, Inc. board of directors from March 2019 until July 2021. Mr. Medici is a Managing Director of Summit Partners, L.P., where he has been employed since March 2005, Mr. Medici currently serves on the board of directors of Klaviyo, Inc. (Ticker: KVYO) and serves or has served as a director of several private companies. Mr. Medici has a B.S. in Finance and International Business from Georgetown University. We believe that Mr. Medici’s extensive financial and industry experience qualify him to serve on our board of directors.

Antonio Rodriguez has served on our board of directors since July 2021 and served as a director of MarkForged, Inc. from May 2014 until July 2021. Mr. Rodriguez is Partner at Matrix Partners, a role he has held since 2010. Prior to joining Matrix Partners, Mr. Rodriguez was Chief Technology Officer of HP Inc.’s Consumer Imaging and Printing Division. In 2005, Mr. Rodriguez co-founded Tabblo, which was sold to HP Inc. in 2007. Mr. Rodriguez holds an A.B. from Harvard University and an M.B.A. from Stanford University. We believe that Mr. Rodriguez’ extensive experience in investments in technology companies qualifies him to serve on our board of directors.

Class II Directors (Term Expires at 2026 Annual Meeting)

Paul Milbury has served on our board of directors since July 2021 and served as a director of MarkForged, Inc. from May 2019 until July 2021. Since May 2010, Mr. Milbury has served on the board of Infinera Corporation (Ticker: INFN), where he is Chair of the Audit Committee. Mr. Milbury was also a Director and Chair of the Audit Committee for Gigamon Inc. (Ticker: GIMO) from January 2014 to December 2017. From July 2011 to March 2017, Mr. Milbury served as Director and Audit Committee Chair of Accedian Networks Inc. From October 2014 to February 2017, Mr. Milbury was Director and Audit Committee Chair of SimpliVity Corporation. Mr. Milbury holds a B.B.A. and an M.B.A. from the University of Massachusetts, Amherst. We believe that Mr. Milbury’s extensive financial expertise qualifies him to serve on our board of directors.

Shai Terem has been our President and Chief Executive Officer and a member of our board of directors since July 2021. Mr. Terem has also served as President, Chief Executive Officer, and director of MarkForged, Inc. from October 2020 until July 2021. Mr. Terem previously served as our President and Chief Operating Officer from December 2019 to October 2020. Prior to that, Mr. Terem was President, Americas at Kornit Digital Ltd. from May 2017 to December 2019. Mr. Terem was VP of Finance & Operations, Americas at Stratasys from January 2015 to April 2017. Mr. Terem served in the Israeli Defense Forces from January 1997 to December 2007, reaching the rank of Lieutenant Commander. He has a B.A. in Economics from Tel Aviv University and an M.B.A. from The University of Chicago – Booth School of Business.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director. There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

Executive Officers Who Are Not Directors

The following table identifies our executive officers and sets forth their current positions at Markforged and their ages as of June 1, 2024.

Name	Positions Held with Markforged	Officer Since	Age
Assaf Zipori	Chief Financial Officer	2023	50
Stephen Karp	General Counsel	2021	49

Assaf Zipori has served in the role of Chief Financial Officer since May 2023, including as Acting Chief Financial Officer from May 2023 through March 2024. Mr. Zipori previously served as the Company’s Senior Vice President of Strategy & Corporate Development from April 2021 to May 2023, and the acting Chief Financial Officer of MarkForged, Inc from November 2019 to April 2021. Mr. Zipori has also served as VP, Corporate Development of Yotpo, Inc. from March 2019 to November 2019, and Director of Corporate Development & Ventures – North America of Amdocs Limited from September 2016 to March 2019. Mr. Zipori began his career at Ernst & Young LLP and holds a BBA from Pace University and an MS in Finance from Baruch College.

Stephen Karp has served as our General Counsel since July 2021 and as MarkForged, Inc.’s General Counsel from October 2020 until July 2021. Previously, Mr. Karp served as in-house counsel at Aspen Technology, Inc. from February 2011 through November 2020, most recently as Vice President and Associate General Counsel from October 2019 through November 2020. Prior to Aspen Technology, Inc., Mr. Karp served as Corporate Counsel at Phase Forward Incorporated until the company’s sale to Oracle Corporation in May 2010. Earlier in his career, Mr. Karp served as in-house counsel at IBM and as a corporate associate at the law firm Ropes & Gray LLP. He received a J.D. from Columbia Law School and a B.A. in Political Science and Spanish from Tufts University.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer. There are no material legal proceedings to which any of our executive officers is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

PROPOSAL TWO - RATIFICATION OF THE APPOINTMENT OF

PRICEWATERHOUSECOOPERS LLP

AS MARKFORGED’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2024

Markforged’s stockholders are being asked to ratify the appointment by the audit committee of the Markforged board of directors of PricewaterhouseCoopers LLP, as Markforged’s independent registered public accounting firm for the fiscal year ending December 31, 2024. PricewaterhouseCoopers LLP has served as independent registered public accounting firm for MarkForged, Inc. since 2019 and for Markforged Holding Corporation since 2021.

The audit committee is solely responsible for selecting Markforged’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint PricewaterhouseCoopers LLP as Markforged’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP. If the selection of PricewaterhouseCoopers LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Markforged Holding Corporation and its stockholders.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Markforged incurred the following fees from PricewaterhouseCoopers LLP for the audit of the consolidated financial statements and for other services provided for the fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit fees (1)	$1,417,250	$1,640,000
Audit related fees (2)	—	55,000
Tax fees (3)	54,009	577,805
All other fees	2,000	4,150
Total fees	$1,473,259	$2,276,955

(1)
Audit fees consist of fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent registered accounting firm in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent registered accounting firm in connection with statutory and regulatory filings or engagements.
(2)
Audit-related fees consist of fees for assurance and related services that traditionally are performed by independent registered accounting firm that are reasonably related to the performance of the audit or review of the financial statements. Audit related fees in the above table represent fees related to SEC filings other than the Form 10-K and Form 10-Q.
(3)
Tax fees consist of fees for all professional services performed by professional staff in our independent registered accounting firm, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2023 and 2022 fiscal years, no services were provided to us by PricewaterhouseCoopers LLP other than in accordance with the pre-approval policies and procedures described above.

Vote Required

The approval of Proposal Two, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, requires the affirmative vote of a majority of the votes properly cast on this proposal. Proposal Two is considered to be a “routine” matter, and a brokerage firm will be able to vote on this proposal even if it does not receive instructions from a beneficial owner of shares. If there are any broker non-votes or abstentions, they will have no effect on this proposal.

Board Recommendation

The board of directors recommends voting “FOR” Proposal Two to ratify the appointment of PricewaterhouseCoopers LLP as Markforged’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL THREE - AMENDMENT OF EXISTING MARKFORGED HOLDING CORPORATION CHARTER TO PROVIDE EXCULPATORY PROTECTION FOR CERTAIN OFFICERS

General

Effective August 1, 2022, Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) was amended to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability in limited circumstances. Previously, Section 102(b)(7) of the DGCL permitted the exculpation of directors only. Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

The board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to potential exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the board of directors took into account the narrow class and type of claims from which such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of our officers that would be impacted, and the benefits the board of directors believes would accrue to the Company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

The board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of us and our stockholders to amend our Certificate of Incorporation (the “Charter”) to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors in the form attached hereto as Appendix A. We refer to this proposed amendment to our Charter as the “Officer Exculpation Amendment” in this proxy statement.

Text of Proposed Officer Exculpation Amendment

Our Charter currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure the Company is able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to amend our Charter by adding a new Article X immediately following the existing Article IX thereof as follows:

"ARTICLE X

LIMITATION OF OFFICER LIABILITY

To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this ARTICLE X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

The proposed Certificate of Amendment to the Charter reflecting the foregoing Officer Exculpation Amendment is attached as Appendix A to this proxy statement.

Reasons for the Proposed Officer Exculpation Amendment

The board of directors believes it is appropriate for the Company to provide for officer exculpation in its Charter. Our directors and officers are often required to make decisions on crucial matters. Frequently, our directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both our directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers will continue to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Officer Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of litigation defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

For the reasons stated above, on March 5, 2024, the board of directors determined that the proposed Officer Exculpation Amendment is advisable and in the best interest of the Company and our stockholders and authorized and approved the proposed Officer Exculpation Amendment and directed that it be considered at the Annual Meeting. The board of directors believes the proposed Officer Exculpation Amendment would better position us to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Officer Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Officer Exculpation Amendment

If the proposed Officer Exculpation Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of Article X and the amendments reflected in the Reverse Stock Split Proposal (if adopted by our stockholders), the remainder of our Charter will remain unchanged after effectiveness of the proposed Officer Exculpation Amendment. If the proposed Officer Exculpation Amendment is not approved by our stockholders, our Charter will continue to provide only for the exculpation of our directors. In accordance with the DGCL, the board of directors may elect to abandon the proposed Officer Exculpation Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Officer Exculpation Amendment.

Vote Required for Approval

The approval of Proposal Three, the Officer Exculpation Proposal, requires the affirmative vote of a majority of the outstanding shares of our capital stock entitled to vote thereon. Proposal Three is considered to be a “non-routine” matter, and a brokerage firm will not be able to vote on this proposal in the absence of instructions from a beneficial owner of shares. Abstentions and broker non-votes will have the same effect as a vote “Against” this proposal.

Board Recommendation

The board of directors recommends voting “FOR” Proposal Three to approve and adopt the proposed Officer Exculpation Amendment.

PROPOSAL FOUR - REVERSE STOCK SPLIT PROPOSAL

Introduction

Our board of directors has unanimously approved and declared advisable an amendment to our Charter (the “Reverse Stock Split Charter Amendment”), which would effect a reverse stock split of all issued and outstanding shares of our Common Stock (along with any shares of Common Stock held by the Company in treasury), at a ratio ranging from 1-for-5 to 1-for-10, inclusive (the “Reverse Stock Split”), and an associated proportional reduction in the number of shares of Common Stock we are authorized to issue, from 1,000,000,000 to between 100,000,000 and 200,000,000 (the “Authorized Capital Change”), should such Reverse Stock Split Charter Amendment be approved by the stockholders pursuant to this Proposal Four and if the board of directors determines to effect the Reverse Stock Split. The decision whether or not to effect a Reverse Stock Split and the ratio of any Reverse Stock Split will be determined by the board of directors following the Annual Meeting and prior to December 31, 2024. Our board of directors has recommended that the proposed Reverse Stock Split Charter Amendment be presented to our stockholders for approval.

Our stockholders are being asked to approve the Reverse Stock Split and the Authorized Capital Change pursuant to this Proposal Four and to grant authorization to the board of directors to determine, at its option, whether to implement a Reverse Stock Split, including its specific timing and ratio, and the Authorized Capital Change. Should we receive the required stockholder approvals for Proposal Four, the board of directors will have the sole authority to elect, at any time on or prior to December 31, 2024, and without the need for any further action on the part of our stockholders, whether to effect a Reverse Stock Split and the number of whole shares of our Common Stock, between and including 1-for-5 and 1-for-10, that will be combined into one share of our Common Stock (along with the Authorized Capital Change).

By approving Proposal Four, our stockholders will: (a) approve the Reverse Stock Split Charter Amendment pursuant to which any whole number of issued shares of Common Stock between and including 1-for-5 to 1-for-10 as determined by our board of directors, could be combined into one share of Common Stock; (b) approve the Reverse Stock Split Charter Amendment pursuant to which the number of shares of Common Stock we are authorized to issue could be reduced from 1,000,000,000 to between 100,000,000 and 200,000,000, in a manner proportional to the final ratio of the Reverse Stock Split; and (c) authorize the Company to file the Amendment with the Secretary of State of the State of Delaware, in each case as determined by the board of directors at its sole option. The board of directors may also elect not to undertake any Reverse Stock Split and the Authorized Capital Change and therefore abandon the Reverse Stock Split Charter Amendment. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split or the Authorized Capital Change. If the Reverse Stock Split Charter Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on December 31, 2024, our board of directors will abandon the Reverse Stock Split and the Authorized Capital Change, and stockholder approval would again be required prior to implementing a reverse stock split of our Common Stock or reduction of our authorized share capital.

The form of the proposed Reverse Stock Split Charter Amendment to effect the Reverse Stock Split and the Authorized Capital Change is as set forth in Appendix B (subject to the board of directors' selection of the applicable reverse stock split ratio). The Reverse Stock Split, if effected, would affect all of our holders of Common Stock uniformly, except with respect to the treatment of fractional shares. The following description of the proposed Reverse Stock Split Charter Amendment, Reverse Stock Split and Authorized Capital Change is a summary and is subject to the full text of the proposed Reverse Stock Split Charter Amendment.

Background – Reverse Stock Split

On November 17, 2023, we received a letter (the “Letter”) from the NYSE notifying us that we were not in compliance with Rule 802.01C of the NYSE’s Listed Company Manual because the minimum average closing price for our Common Stock had been below $1.00 per share for the previous 30 consecutive trading-day period and therefore no longer complied with the minimum bid price requirement for continued listing on the NYSE. The Letter had no immediate effect on our listing on the NYSE or on the trading of our Common Stock. The Letter provided us with a six-month compliance period, or until May 17, 2024, to regain compliance. We can regain compliance at any time within the six-month compliance period if on the last trading day of any calendar month during the compliance period our Common Stock has a closing share price of at least $1.00 per share and an average closing share price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of that month.

We have been monitoring the closing bid price of the Common Stock, but as of March 28, 2024, the last trading day of the most recent calendar month, the minimum average closing price of the Common Stock has not met the minimum threshold of $1.00 per share for a minimum of 30 consecutive trading days. There can be no assurance that we will regain compliance with the minimum bid price requirement by the end of the six-month compliance period on May 17, 2024 or otherwise maintain compliance with the other NYSE listing requirements.

If we do not meet the minimum bid price requirement by the end of the six-month compliance period, our shares will be subject to delisting by NYSE. If our Common Stock is delisted from NYSE, we may be forced to seek to have our Common Stock traded or quoted on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as NYSE, and therefore less desirable. Accordingly, the delisting, or even the potential delisting, of our Common Stock could have a negative impact on the liquidity and market price of our Common Stock.

As such, our board of directors believes that it is in the best interest of the Company and its stockholders that the board of directors has the ability to effect, in its discretion, the Reverse Stock Split to improve the price level of our Common Stock so that we are able to regain compliance with the minimum bid price requirement and minimize the risk of delisting from NYSE.

Any delisting from NYSE would likely result in further reductions in the market price of our Common Stock, substantially limit the liquidity of our Common Stock, not only in the number of shares that could be bought and sold at a given price, which might be depressed by the relative illiquidity, but also through delays in the timing of transactions and reduction in media and analyst coverage, and materially adversely affect our ability to raise capital or pursue strategic restructuring, refinancing or other transactions on acceptable terms, or at all. Delisting from NYSE could also have other negative results, including the potential loss of institutional investor interest, fewer business development opportunities, and the inability to raise additional required capital. In addition, the SEC has adopted rules governing “penny stocks” that impose additional burdens on broker-dealers trading in stock priced at below $5.00 per share, unless listed on certain securities exchanges. In the event of a delisting, we anticipate taking actions to try to meet NYSE’s initial listing standards and submitting an application for our Common Stock to be listed on NYSE, but we can provide no assurance that any such action taken by us would allow our Common Stock to become listed again, stabilize the market price or improve the liquidity of our Common Stock, prevent our Common Stock from dropping below the minimum bid price requirement or prevent future non-compliance with the NYSE’s listing requirements, whether as to minimum bid price or otherwise.

In addition to regaining compliance with NYSE’s minimum bid price listing requirements, we also believe that the Reverse Stock Split and an increase in our stock price may make our Common Stock more attractive to a broader range of institutional and other investors (including funds that are prohibited from buying stocks whose price is below a certain threshold) and facilitate higher levels of institutional stock ownership, where investment policies generally prohibit investments in lower-priced securities, as well as better enable us to raise funds to help finance operations. We understand that many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our Common Stock. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being more risky and speculative, which may negatively impact the price of our Common Stock and our market liquidity. If we are successful in maintaining a higher stock price, it may improve the perception of our Common Stock as an investment security.

Background - Authorized Capital Change

As a matter of Delaware law, the implementation of the Reverse Stock Split does not require a reduction in the total number of authorized shares of Common Stock. However, the Amendment will also effect the Authorized Capital Change. The Authorized Capital Change will be proportional to the ratio of the Reverse Stock Split.

As we have disclosed in our other SEC filings, we have a history of operating losses since our inception in 2013 through 2023 and we may continue to incur operating losses and negative cash flow as we continue to invest in research and development efforts, sales and marketing and other aspects of our business. Until such time, if ever, as we can generate positive operating cash flows, we may be required to finance our cash needs through a combination of equity offerings, debt financings, government or other third-party funding, strategic alliances, and licensing arrangements. To the extent that we raise additional capital through the sale of equity or convertible debt securities, the ownership interests of holders of our Common Stock will be diluted, and the terms of these securities may include liquidation or other preferences that adversely affect the rights of holders of our Common Stock. There can be no guarantee that we will be successful in raising additional funds in the future through financings, sales of our products, government grants, loans, or from other sources or transactions, and if we are unable to raise such funds, we will exhaust our resources and will be unable to maintain our currently planned operations.

We have no current agreement or commitment to issue additional shares of Common Stock, except for issuances of Common Stock as described below under the heading “Fractional Shares” and upon the exercise or conversion of outstanding stock options, restricted stock units, warrants and other equity securities.

Reverse Stock Split

The Reverse Stock Split would affect all stockholders uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any stockholders owning a fractional share, the treatment of which is described below.

Our current authorized share capital is 1,000,000,000 shares of Common Stock, and 100,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). As of March 31, 2024, 199,399,503 shares of Common Stock and no shares of Preferred Stock were outstanding. Accordingly, our current authorized but unissued share capital is 800,600,497 shares of Common Stock and 100,000,000 shares of Preferred Stock.

Therefore, as a result of the Reverse Stock Split, the number of outstanding shares of Common Stock would decrease by a specified amount. The number of shares of Common Stock the Company is authorized to issue after the Reverse Stock Split will be adjusted proportionally based on the specific ratio for the Reverse Stock Split. Assuming 199,399,503 shares remain outstanding at the time of the Reverse Stock Split, after giving effect to the Authorized Capital Change and the Reverse Stock Split that would result from the listed hypothetical Reverse Stock Split ratios, without giving effect to the treatment of fractional shares, our authorized but unissued Common Stock, issued and outstanding Common Stock, and Common Stock reserved for future issuance under our equity and benefit plans, issuable upon exercise of outstanding options or the release of restricted stock units would be as follows:

	Pre-Reverse Split	1-for-5 (1)	1-for-6	1-for-7	1-for-8	1-for-9	1-for-10
Authorized (2)	1,000,000,000	200,000,000	166,666,667	142,857,143	125,000,000	111,111,111	100,000,000
Outstanding	199,399,503	39,879,901	33,233,251	28,485,643	24,924,938	22,155,500	19,939,950
Reserved for future issuance pursuant to equity incentive and employee benefit plans (3)	48,350,038	9,670,008	8,058,340	6,907,148	6,043,755	5,372,226	4,835,004
Number of shares issuable upon exercise of outstanding options	10,756,575	2,151,315	1,792,763	1,536,654	1,344,572	1,195,175	1,075,658
Number of shares issuable upon release of outstanding restricted stock units	13,717,905	2,743,581	2,286,318	1,959,701	1,714,738	1,524,212	1,371,791
Authorized but unissued and unreserved	727,775,979	145,555,196	121,295,997	103,967,997	90,971,997	80,863,998	72,777,598
(1)
Proposed ratios ranging from 1-for-5 to 1-for-10, inclusive.
(2)
Total authorized shares of Common Stock giving effect to the Authorized Capital Change.
(3)
Does not include shares reserved for future issuance pursuant to outstanding (i) stock options, restricted stock units and future awards under the Company’s 2021 Stock Option and Incentive Plan (the “2021 Plan”) and the 2021 Employee Stock Purchase Plan (the “2021 ESPP”) and (ii) warrants. Please note that between the date of this Proxy Statement and the date of the Annual Meeting, we could engage in transactions involving the issuance of securities that would increase the number of issued or issuable shares from the numbers reflected in the above table.

The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the board of directors. No shares of our Preferred Stock are outstanding and the total number of authorized shares of Preferred Stock will not be affected by the Reverse Stock Split.

The Reverse Stock Split would not change the par value of the Common Stock. If any stockholder would otherwise receive a fractional share of Common Stock as a result of the Reverse Stock Split, our board of directors will issue an additional fraction of a share of Common Stock to such holder, which fraction, when combined with the fraction resulting from the Reverse Stock Split, will equal a whole share of Common Stock, such that no holder will continue to hold fractional shares following the Reverse Stock Split.

Criteria to be Used for Determining Reverse Stock Split Ratio

The purpose of a range for the Reverse Stock Split is to give the board of directors the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing investment environment, such as stock price fluctuations, higher inflation, higher interest rates and related factors. In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval of the Amendment to effect the Reverse Stock Split, the board of directors may consider, among other things, various factors, such as:

•
the historical and expected trading prices and trading volumes of our Common Stock;
•
NYSE Continued Listing Standards requirements;

•
the number of shares of our Common Stock outstanding;
•
the then-prevailing trading prices and trading volumes of our Common Stock and the expected impact of the Reverse Stock Split and the Authorized Capital Change on the trading market for our Common Stock in the short- and long-term;
•
overall trends in the stock market;
•
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•
business developments and our actual and projected financial performance; and
•
prevailing general market and economic conditions.

Our board of directors reserves the right to abandon the Reverse Stock Split and the Authorized Capital Change without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Reverse Stock Split Charter Amendment, even if the authority to effect a Reverse Stock Split has been approved by our stockholders at the Annual Meeting. If the Reverse Stock Split Proposal is approved, we could effect the Reverse Stock Split and the Authorized Capital Change at any time after the Annual Meeting until December 31, 2024. By voting in favor of the Reverse Stock Split Proposal, you are expressly also authorizing the board of directors to delay, not to proceed with, and abandon, the Reverse Stock Split and the Authorized Capital Change if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.

Effectiveness of Reverse Stock Split and Authorized Capital Change

The Reverse Stock Split and Authorized Capital Change would become effective at the effective time set forth in the Reverse Stock Split Charter Amendment (the “Effective Time”).

Procedure for Implementing the Reverse Stock Split and Authorized Capital Change

If Proposal Four is approved by our stockholders, our board of directors retains the discretion to effect the Reverse Stock Split and the Authorized Capital Change at any time prior to December 31, 2024 or not at all. Our board of directors will determine whether such an action is in the best interests of the Company and our stockholders, taking into consideration the factors discussed above and any other factors it considers relevant. The Reverse Stock Split and the Authorized Capital Change would be implemented by filing the Reverse Stock Split Charter Amendment with the Secretary of the State of Delaware, setting forth the ratio used in the Reverse Stock Split.

If the Reverse Stock Split is effected, then after the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities. Our Common Stock will continue to be listed on NYSE under the symbol “MKFG” subject to any future change of listing of our securities. Stockholders that hold their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer & Trust Company, do not have stock certificates evidencing their ownership of Common Stock or warrants. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action is needed to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of Common Stock or warrants held following the Reverse Stock Split.

Principal Effects of the Reverse Stock Split Charter Amendment

Reverse Stock Split – General

The Reverse Stock Split, if implemented by the board of directors, will reduce the total number of outstanding shares of Common Stock based on the split ratio determined by the board of directors in its discretion, and it will apply automatically to all shares of our Common Stock, including shares held by the Company in treasury, shares issuable upon the exercise or conversion of outstanding stock options, restricted stock units, warrants and other equity securities. The Reverse Stock Split would be effected simultaneously for all shares of our Common Stock, and the split ratio would be the same for all shares of Common Stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, except with respect to the treatment of fractional shares. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our Common Stock based on the split ratio selected by our board of directors.

Voting rights and other rights of the holders of our Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares. The number of stockholders of record will not be affected by the Reverse Stock Split. If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our board of directors believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Exchange Act.

You are urged to consult your own tax advisors to determine the tax consequences to you of the Reverse Stock Split.

Under Delaware law, our stockholders will not be entitled to exercise dissenter’s or appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such rights.

Authorized Shares; Number of Shares of Common Stock Available for Future Issuance

The Reverse Stock Split will result in a reduction of the total outstanding shares of Common Stock and shares reserved for issuance under outstanding stock options, restricted stock units, warrants and other equity securities. The Authorized Capital Change will result in a reduction in the number of our authorized Common Stock proportional to the ratio of the Reverse Stock Split. The number of our authorized Common Stock available for future issuance will decrease as a result of the Authorized Capital Change, but the number of our authorized Common Stock available for future issuance as a percentage of our total authorized Common Stock will stay the same, subject to adjustment described under the heading “Fractional Shares”.

Except for a stock split or stock dividend, future issuances of shares of our Common Stock will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could also reduce stockholders’ equity on a per share basis. If the board of directors authorizes the issuance of additional shares after the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would have occurred had the Reverse Stock Split not been effected. We have no current agreement or commitment to issue additional shares of Common Stock, except for issuances of Common Stock as described below under the heading “Fractional Shares” and upon the exercise or conversion of outstanding stock options, restricted stock units, warrants and other equity securities.

Effect of the Reverse Stock Split on Employee Plans, Stock Options, Restricted Stock Units, Warrants and Other Equity Securities

Based upon the split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding stock options, restricted stock units, warrants and other equity securities entitling the holders to acquire, purchase, exchange for, or convert into, shares of Common Stock, including, without limitation, any awards previously granted under our 2021 Plan and 2021 ESPP. Additionally, all outstanding warrants will be adjusted in accordance with their terms, which will result in the number of shares issuable upon exercise of any such warrant being rounded up to the nearest whole share and proportionate adjustments being made to the exercise price of such warrants. This would result in approximately the same aggregate price being required to be paid under such outstanding stock options and warrants upon exercise thereof immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock units or other equity securities will be similarly adjusted, subject in all cases to our treatment of fractional shares. In addition, the number of shares available for issuance upon the exercise of stock options and other awards granted under our equity incentive plans would be proportionately decreased.

Effect on Preferred Stock

As of the date of this proxy statement, there were no issued or outstanding shares of our Preferred Stock and no outstanding options or warrants to purchase shares of our Preferred Stock. The Reverse Stock Split would not impact the number of authorized or outstanding shares of our Preferred Stock.

Effect on Record and Beneficial Holders

If this Proposal Four is approved by our stockholders and our board of directors elects to implement the Reverse Stock Split, stockholders of record holding all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities will be exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of Common Stock they hold after the Reverse Stock Split. Non-registered stockholders holding Common Stock through a broker and/or other nominee should note that such brokers and/or other nominees may have different procedures for processing the Reverse Stock Split than those that would be put in place by us for registered stockholders. If you hold your shares with such a broker and/or other nominee and if you have questions in this regard, you are encouraged to contact your broker and/or other nominee.

Fractional Shares

If any stockholder would otherwise receive a fraction of a share of Common Stock as a result of the Reverse Stock Split, our board of directors will issue an additional fraction of a share of Common Stock to such holder, which fraction, when combined with the fraction resulting from the Reverse Stock Split, will equal a whole share of Common Stock, such that no holder will continue to hold fractional shares following the Reverse Stock Split.

Accounting Matters

The proposed Reverse Stock Split Charter Amendment will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share. As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split and the reduction in the shares of Common Stock outstanding, subject to a minor adjustment in respect of the treatment of fractional shares resulting from the Reverse Stock Split and the issuance of additional fractions sufficient to result in only whole shares remaining outstanding following the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Additionally, net income or loss per share for all periods would increase proportionately as a result of a Reverse Stock Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split. If we effect the Reverse Stock Split, in future financial statements we will restate net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split to give retroactive effect to the Reverse Stock Split.

Certain Risks Associated with a Reverse Stock Split and Authorized Capital Change

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure that the Reverse Stock Split will produce or maintain the desired results. However, our board of directors believes that the potential benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of the Reverse Stock Split Proposal.

We cannot assure you that the proposed Reverse Stock Split, if effected, will increase the trading price of our Common Stock. There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of all of our outstanding Common Stock at the then market price after the Reverse Stock Split) will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per share market price of our Common Stock following the Reverse Stock Split will either equal or exceed the current per share market price.

On March 15, 2024, the closing sale price of our Common Stock on the NYSE was $0.75 per share. Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split, if our board of directors decides to proceed with the Reverse Stock Split, is intended to increase the per share trading price of our Common Stock to exceed the minimum bid price requirement for continued listing on NYSE for at least the required period of time. However, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. Even if we implement the Reverse Stock Split, the per share trading price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. The effect of the Reverse Stock Split on the per share trading price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of the reverse stock split. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our Common Stock. Accordingly, the total market capitalization of our Common Stock and the Company after the Reverse Stock Split may be lower than the total market capitalization before the Reverse

Stock Split, and it is possible that the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the benefits that we anticipate or that the per share trading price of our Common Stock will not decrease in the future.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.

The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price of our Common Stock does not increase proportionately as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock. Further, although we believe the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to investors. While our board of directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not improve as a result of the Reverse Stock Split and could be adversely affected by a higher per share price. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Common Stock as described above.

Even if the Reverse Stock Split is effected, we may not be able to satisfy all of the other requirements for continued listing of our Common Stock on NYSE or any other stock exchange.

As discussed above, the board of directors is submitting the Reverse Stock Split proposed to our stockholders for approval with the primary intent of increasing the market price and minimum bid price of our Common Stock to regain and maintain compliance with the listing requirements of NYSE and to make our Common Stock more attractive to a broader range of institutional and other investors. However, continued listing on such exchange requires compliance with a variety of other qualitative and quantitative listing standards. Even if we effect the Reverse Stock Split, we may not be able to satisfy or maintain listing requirements on NYSE or any other stock exchange. We cannot provide any assurances that we will be able to maintain a listing of the Common Stock on NYSE or any other stock exchange.

As we are not reducing the number of authorized shares of Preferred Stock, the Reverse Stock Split could make a change of control more difficult because we will have the right to issue proportionally more shares.

The Reverse Stock Split will not change the number of authorized shares of our Preferred Stock, as designated by our Charter. Our Charter authorizes us to issue one or more series of Preferred Stock, which we are not changing in the Reverse Stock Split. Our board of directors has the authority to determine the rights, preferences, and privileges of, and restrictions on, the shares of Preferred Stock and to fix the number of shares constituting any series and the designation of such series (but not below the number of shares of such series then outstanding), without any further vote or action by our stockholders. Our Preferred Stock could be issued with voting, liquidation, dividend and other rights superior to the rights of our Common Stock. The potential issuance of Preferred Stock may delay or prevent a change in control of us, discouraging bids for our Common Stock at a premium to the market price, and materially and adversely affect the market price and the voting and other rights of the holders of our Common Stock.

The Reverse Stock Split is not being recommended by our board of directors as part of an anti-takeover strategy, but rather its principal purpose is for our Company to maintain compliance with NYSE’s listing standards to maintain the listing of our Common Stock and to make such shares more attractive to a broader group of investors.

Certain Material U.S. Federal Income Tax Considerations of a Reverse Stock Split

The following is a general summary of certain material U.S. federal income tax considerations relating to the Reverse Stock Split that may be relevant to holders of our Common Stock. This summary only addresses a U.S. Holder (as defined below) who holds Common Stock as a capital asset for U.S. federal income tax purposes.

For purposes of this summary, a “U.S. Holder” means a beneficial owner of Common Stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, rulings and judicial decisions as of the date hereof, all of which may be change, perhaps retroactively, so as to result in U.S. federal income tax considerations different from those summarized below. This summary is general in nature and does not represent a detailed description of the U.S. federal income tax considerations to a stockholder in light of their particular circumstances. In addition, it does not represent a description of the U.S. federal income tax Considerations to a stockholder who is subject to special treatment under the U.S. federal income tax laws and does not address the tax considerations applicable to U.S. Holders who may be subject to special tax rules, such as:

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partnerships (or entities or arrangements treated as partnerships for U.S. federal income tax purposes) and any beneficial owners thereof;
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financial institutions or financial services entities;
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insurance companies;
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real estate investment trusts;
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regulated investment companies;
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grantor trusts;
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tax-exempt organizations;
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governments or agencies or instrumentalities thereof;
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brokers, dealers or traders in securities or currencies;
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stockholders who hold Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes;
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U.S. Holders that have a functional currency other than the U.S. dollar;
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stockholders who actually or constructively own five percent or more of the Company’s voting stock;
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U.S. expatriates; or
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stockholders who acquire shares of our Common Stock in connection with employment or other performance of services.

Moreover, this description does not address any aspect of U.S. state or local tax, non-U.S. tax, the Medicare tax on net investment income, U.S. federal estate and gift tax, alternative minimum tax, or other U.S. federal income tax consideration or other tax consequences of the Reverse Stock Split.

If an entity classified as a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) for U.S. federal income tax purposes holds common stock, the tax treatment of an equity holders in such entity will generally depend on the status of such equity holder and the activities of such entity.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

EACH STOCKHOLDER SHOULD CONSULT THEIR TAX ADVISORS CONCERNING THE PARTICULAR U.S. FEDERAL TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AS WELL AS THE CONSEQUENCES ARISING UNDER THE LAWS OF ANY OTHER TAXING JURISDICTION, INCLUDING ANY U.S. STATE OR LOCAL OR NON-U.S. TAX CONSEQUENCES.

Tax Consequences to the Company

The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. If the Reverse Stock Split qualifies as a recapitalization, then the Company will not recognize gain or loss as a result of the Reverse Stock Split.

Tax Consequences to U.S. Holders of the Reverse Stock Split

If the Reverse Stock Split qualifies as a recapitalization, then a U.S. Holder generally will not recognize gain or loss on the Reverse Stock Split. In general, the aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. Treasury regulations promulgated under the Code provide rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder who would otherwise receive a fractional shares resulting from the Reverse Stock Split and who is issued an additional fraction of a share such that the fraction resulting from the Reverse Stock Split is effectively rounded up to the nearest whole share may recognize gain for U.S. federal income tax purposes equal to the value of the additional fractional share. The treatment of the issuance of a fractional share that effectively results in fractions resulting from the Reverse Stock Split being rounded up to a whole share is not clear under current law and a U.S. Holder may recognize gain for U.S. federal income tax purposes equal to the value of the additional fraction of a share of Common Stock received by such U.S. Holder.

Other Tax Considerations for U.S. Holders

The U.S. state and local tax consequences of the Reverse Stock Split may vary significantly as to each U.S. Holder depending upon the jurisdiction in which such holder resides. U.S. Holders are urged to consult their tax advisors regarding the specific tax consequences to them of the Reverse Stock Split, including the applicable U.S. federal, state and local and non-U.S. tax consequences, if any.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH U.S. HOLDER. ACCORDINGLY, EACH U.S. HOLDER IS ADVISED TO CONSULT THE HOLDER’S TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO THE U.S. HOLDER OF A REVERSE STOCK SPLIT.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal Four that are not shared by all of our other stockholders, except to the extent of their ownership of shares of our Common Stock and other securities exercisable or exchangeable therefor. We have not proposed the Reverse Stock Split Proposal in response to any effort of which we are aware to accumulate our shares of our Common Stock or obtain control of our Company, nor is it a plan by management to recommend a series of similar actions to our board of directors or our stockholders. Notwithstanding the expected decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Vote Required

The approval of Proposal Four, the Reverse Stock Split Proposal, requires the affirmative vote of a majority of the outstanding shares of our capital stock entitled to vote thereon. Proposal Four is considered to be a “routine” matter, and a brokerage firm will be able to vote on this proposal even if it does not receive instructions from a beneficial owner of shares. If there are any broker non-votes or abstentions, they will have the same effect as vote against this proposal.

Board Recommendation

The board of directors recommends voting “FOR” Proposal Four to approve the Amendment to effect the Reverse Stock Split and Authorized Capital Change and to grant authorization to the board of directors to determine, at its option, whether to implement a Reverse Stock Split, including its specific timing and ratio, and the Authorized Capital Change.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests for recommendations from non-management directors, the Chief Executive Officer, other executive officers, third-party search firms and any other source the nominating and corporate governance committee deems appropriate. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

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high standards of personal and professional ethics and integrity;
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proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
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skills that are complementary to those of the existing board of directors;
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the ability to assist and support management and make significant contributions to the Company’s success; and
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an understanding of the fiduciary responsibilities required of a director and a commitment to devote the time and energy necessary to perform those responsibilities.

Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Markforged Holding Corporation, 60 Tower Road, Waltham, Massachusetts 02451, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that each of Edward Anderson, Alan Masarek, Michael Medici, Carol Meyers, Paul Milbury, Antonio Rodriguez and Aaron VanDevender qualifies as “independent” as defined under applicable SEC rules and NYSE listing standards. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence and eligibility to serve on the committees of our board of directors, including the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

Board Committees

Our board of directors has established a standing audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and NYSE. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the governance section of our website, https://investors.markforged.com.

Audit Committee

Paul Milbury, Edward Anderson and Michael Medici serve on the audit committee, which is chaired by Mr. Milbury. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable NYSE rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mr. Milbury as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2023, the audit committee met four times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

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selecting and overseeing a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
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helping ensure the independence and performance of the independent registered public accounting firm;
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reviewing and discussing with management and with the independent auditors our annual audited financial statements;
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overseeing our internal audit function;
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developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
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reviewing our policies on risk assessment and risk management;
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reviewing related party transactions; and
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approving or, as required, pre-approving auditing and permissible non-audit services, other than de minimis non-audit services, and the terms of such services, to be performed by our independent registered public accounting firm.

Compensation Committee

Edward Anderson, Alan Masarek and Carol Meyers serve on the compensation committee, which is chaired by Mr. Anderson. Our board of directors has determined that each member of the compensation committee meets the requirements of a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act. Our board of directors has determined that each member of the compensation committee is “independent” for compensation committee purposes as that term is defined in the rules of the SEC and the applicable NYSE rules. During the fiscal year ended December 31, 2023, the compensation committee met six times. The compensation committee’s responsibilities include:

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reviewing our processes and procedures for the consideration and determination of director and executive officer compensation;
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reviewing and discussing with management any Compensation Discussion and Analysis to be included in our proxy statement or annual report on Form 10-K;
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preparing the Compensation Committee Report to be included in our proxy statement or annual report on Form 10-K, as applicable;
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reviewing and determining awards under equity-based plans, policies and procedures for the grant of equity-based awards, and the size of equity-based plans;
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reviewing and approving the goals and objectives relating to the compensation of our Chief Executive Officer, and evaluating the performance of our Chief Executive Officer in light of goals and objectives of our compensation programs;
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determining the equity and non-equity compensation for our executive officers;
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reviewing and making recommendations to the board of directors with regard to the compensation of our directors; and
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overseeing management’s decisions regarding the compensation of all members of senior management.

Nominating and Corporate Governance Committee

Michael Medici, Alan Masarek and Antonio Rodriguez serve on the nominating and corporate governance committee, which is chaired by Mr. Medici. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” for nominating and corporate governance committee purposes as that term is defined in the rules of the SEC and the applicable NYSE rules. During the fiscal year ended December 31, 2023, the nominating and corporate governance committee met four times. The nominating and corporate governance committee’s responsibilities include:

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identifying and recommending qualified persons to serve on our board of directors;
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considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors;
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developing and making recommendations to our board of directors regarding corporate governance guidelines and matters and periodically reviewing such guidelines and recommending any changes;
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overseeing annual evaluations of our board of directors’ performance, including committees of our board of directors and management; and
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reviewing and discussing with the board of directors the corporate succession plan for key officers.

The nominating and corporate governance committee considers candidates for membership to our board of directors suggested by our board members, including our Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates properly recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with other members of our board of directors, with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Diversity: Though our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. During 2023, the nominating and corporate governance committee recommended, and the board of directors approved, one new candidate for appointment to the board of directors.

Board and Committee Meetings

Our board of directors met thirteen times during fiscal year 2023. Each of the directors attended at least 75% of the aggregate of the total number of meetings of our board of directors and the total number of meetings of all committees of our board of directors on which he or she served during fiscal year 2023.

Director Attendance at Annual Meeting of Stockholders

While we do not have a formal policy to require our directors to attend the annual meeting of stockholders, we encourage our directors to attend the annual meeting of stockholders to the extent practicable. Alan Masarek, Carol Meyers, Paul Milbury and Aaron VanDevender attended our annual meeting of stockholders held in June 2023.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, nonpublic information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our officers, directors, employees and certain designated consultants and contractors, including short sales of our securities and the purchase or sale of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership. Any waiver of this policy requires the approval of our audit committee. To date, no such requests have been made or approved.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the governance section of our website, which is located at https://investors.markforged.com. We intend to disclose any amendment or waiver of a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, or persons performing similar functions, by posting such information on our website available at https://investors.markforged.com and/or our public filings with the SEC.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to assist with the exercise of our duties and responsibilities and to serve the best interests of the Company and its stockholders. The board of directors, with the assistance of the Nominating and Corporate Governance Committee, continuously evaluates the Company’s Corporate Governance Guidelines to ensure such guidelines are effectively serving the interests of the Company’s stockholders and are up-to-date with respect to current corporate governance best practices. A current copy of our Corporate Governance Guidelines is posted on the governance section of our website, which is located at https://investors.markforged.com.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of Chairman of the board of directors is separated from the role of Chief Executive Officer. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the board of directors to lead the board of directors in its fundamental role of providing advice to, and independent oversight, of management. Our board of directors recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the Chairman of the relevant committee reports on the discussion to the full board of directors. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Environmental, social and governance (ESG) commitments

We are committed to making a positive global impact today and will continue to assess and enhance our environmental, social and governance (ESG) strategy and disclosures to meet the needs of our stakeholders moving forward. This additional information below related to our ESG initiatives is supplemental to both the information included in this Corporate Governance section and the information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Human Capital.”

Environmental

Minimizing our carbon footprint is important to our customers, employees, and stockholders. Markforged is committed to protecting the environment by monitoring and managing our business operations to better understand and continuously improve our impact on the environment.

We are also investigating additional ways to prioritize clean energy, reduce water usage, and increase the adoption of environmentally sustainable practices.

We are committed to having a positive impact on the environment. We strive to maximize recycling in both our manufacturing and office facilities. In our manufacturing facilities, we recycle metal, plastic and water used throughout the manufacturing processes.

Social

We are focused on building an inclusive culture and sustaining a diverse workforce through a variety of company initiatives, such as training for employees around diversity and inclusion-related topics designed to create a culture of belonging, as well as active employer sponsored affinity groups. As we continue to grow, we embrace teammates with unique perspectives and backgrounds which allows us to broaden our ability to creatively problem-solve and develop products that work for our customers globally.

Governance

We maintain a whistleblower policy that provides for confidential reporting of any suspected policy violations or unethical business conduct on the part of our businesses, employees, officers, directors, or vendors. We provide training to our workforce relating to our Code of Business Conduct and Ethics and anti-corruption and anti-bribery policies.

Our board of directors regularly reviews and, when appropriate, revises our corporate governance policies, taking into account internal processes, public company best practices and the corporate governance rules and regulations of the SEC and the NYSE.

Information Security

We understand the critical importance of managing evolving risks associated with cybersecurity threats. Markforged is committed to protecting the privacy and security of customer information and the integrity of our information technology systems. All employees participate in security awareness training and regular social engineering tests are conducted to reinforce best practices.

We maintain a current ISO 27001:2013 certification (which is issued by independent third party auditors). ISO 27001 is a globally recognized framework for managing Information Technology (IT) security and risk. Our information security risks, policies, and security plans are regularly reviewed by the Markforged Security team and by our cross-functional security steering committee on a quarterly basis.

Read more about our cybersecurity program at https://markforged.com/security.

Communication with the Directors of Markforged

Any interested party with concerns about our company may report such concerns to the board of directors by submitting a written communication to the attention of the board of directors as a whole or to one or more individual directors by name, at the following address:

Markforged Holding Corporation

60 Tower Road, Waltham, Massachusetts 02451

United States

Attn: General Counsel

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

We will forward such communication to each director, and the Chairman of the board of directors in his or her capacity as representative of the board of directors, to who such communication is addressed to the address specified by each such director and the Chairman of the board of directors. The General Counsel of the Company will review these communications and reserves the right not to forward communications if they are deemed inappropriate, consist of individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concert to stockholders or other constituencies of the Company, solicitations, advertisements, surveys, “junk” mail or mass mailings.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Markforged regarding accounting, internal accounting controls, or audit matters, including the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Markforged has also established a telephone number for the reporting of such activity, which is 833-778-1519 (toll free in the United States) or a complaining party may submit a confidential memorandum to the audit committee by sending a letter c/o Markforged Holding Corporation, 60 Tower Road, Waltham, Massachusetts 02451; Attention: Audit Committee Chair.

Director Compensation

Our board of directors has adopted a formal Non-Employee Director Compensation Policy. The policy is designed to ensure that the compensation of non-employee directors aligns the directors’ interests with the long-term interests of the stockholders, that the structure of the compensation is simple, transparent and easy for stockholders to understand and that our directors are fairly compensated. Employee directors do not receive additional compensation for their services as directors. This policy is also intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors.

Prior to April 2024, under the policy, upon initial election or appointment to the board of directors, new non-employee directors shall receive a restricted stock unit award with a value of $300,000, which vests in equal annual installments over a three-year period, or the Initial Grant. In addition, upon the date of each annual meeting of stockholders, each non-employee director (other than a director receiving an Initial Grant or who received their Initial Grant within three months prior to the annual meeting) will receive a restricted stock unit award with a value of $150,000, or the Annual Grant, which will vest in full upon the earlier to occur of the first anniversary of the grant date or the date of the next annual meeting of stockholders; provided that any director who received their Initial Grant within three to six months prior to the annual meeting shall be entitled to receive a grant that is 50% of the value of the Annual Grant. Vesting of any equity award will cease if a director resigns from our board of directors or otherwise ceases to serve as a director, unless the board of directors determines that circumstances warrant continuation of vesting. In addition, all such awards are subject to full accelerated vesting upon a sale event of our Company (as defined in the policy).

In addition, the policy provides that each non-employee director is paid an annual retainer of $50,000 for their services. Such cash retainers are paid quarterly, and may be pro-rated based on the number of actual days served by the director during such calendar quarter.

In April 2024, our board of directors adopted an Amended and Restated Non-Employee Director Compensation Policy that reduces the value of the Initial Grant to $75,000 and provides that any director who received their Initial Grant at least three months prior to the annual meeting shall be entitled to receive an Annual Grant whose value is prorated based on the number of days between the date of such grant and the subsequent annual meeting of stockholders.

Committee members also receive additional annual retainers. These additional payments for service on a committee are due to the workload and broad-based responsibilities of the committees. These committee retainers are as follows:

Committee	Member Annual Fee	Chairman Annual Fee
Audit Committee	$10,000	$20,000
Compensation Committee	$7,500	$15,000
Nominating and Corporate Governance Committee	$4,000	$8,000

Directors will be reimbursed for all reasonable out-of-pocket expenses incurred in attending meetings of the board of directors or any committee.

Director Compensation Table

The table below presents the total compensation for each person who served as a non-employee director during fiscal year 2023. During fiscal year 2023, Mr. Terem, our Chief Executive Officer, was a member of our board of directors, as well as an employee, and received no additional compensation for his services as a director. See the section titled “Executive Compensation” for more information about Mr. Terem’s compensation for fiscal year 2023.

Name	Fees Earned ($)	Stock Award ($) (1)	Total ($)
Edward Anderson (2)	75,000	150,000	225,000
Kevin E. Hartz (3)	25,731	—	25,731
Michael Medici (4)	68,000	150,000	218,000
Paul Milbury (5)	70,000	150,000	220,000
Antonio Rodriguez (6)	54,000	150,000	204,000
Carol Meyers (7)	57,500	150,000	207,500
Alan Masarek (8)	58,144	150,000	208,144
Aaron VanDevender (9)	27,625	300,000	327,625

(1)
The amounts reported represent the aggregate grant date fair value of the restricted stock units awarded to the directors during fiscal year 2023, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 10 to our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The amounts reported in this column reflect the accounting cost for the restricted stock units and do not correspond to the actual economic value that may be received upon settlement of such restricted stock units or any sale of any of the underlying shares of common stock.
(2)
As of December 31, 2023, Mr. Anderson held an aggregate of 136,364 unvested restricted stock units.
(3)
Mr. Hartz resigned on June 2, 2023, the fees earned represent pro-rated payments for his tenure on the board of directors and compensation committee. As of December 31, 2023, Mr. Hartz did not hold any unvested restricted stock units or stock options.
(4)
As of December 31, 2023, Mr. Medici held an aggregate of 136,364 unvested restricted stock units.
(5)
As of December 31, 2023, Mr. Milbury held an aggregate of 136,364 unvested restricted stock units, and 799,005 options outstanding.
(6)
As of December 31, 2023, Mr. Rodriguez held an aggregate of 136,364 unvested restricted stock units.
(7)
As of December 31, 2023, Ms. Meyers held an aggregate of 146,364 unvested restricted stock units.
(8)
As of December 31, 2023, Mr. Masarek held an aggregate of 153,031 unvested restricted stock units. Mr. Masarek was appointed to Mr. Hartz' vacated Compensation Committee seat on June 5, 2023. The fees earned are inclusive of pro-rated fees for tenure on the compensation committee.
(9)
As of December 31, 2023, Dr. VanDevender held an aggregate of 297,030 unvested restricted stock units that will vest annually over three years. Dr. VanDevender was appointed to Mr. Hartz' vacated Class III director seat on June 5, 2023. The fees earned are inclusive of pro-rated fees for tenure.

Rule 10b5-1 Sales Plans

Certain directors and executive officers have adopted written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy.

Executive Compensation

Our named executive officers ("NEO") for the year ended December 31, 2023 include our principal executive officer and our next two most highly compensated executive officers:

•
Shai Terem, our Chief Executive Officer;
•
Assaf Zipori, our Chief Financial Officer; and
•
Stephen Karp, our General Counsel.

Summary Compensation Table – 2023 and 2022

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All other compensation ($)(3)	Total ($)
Shai Terem	2023	500,000	2,596,679	441,060	13,200	3,550,939
President and Chief Executive Officer	2022	500,000	3,788,700	330,000	12,200	4,630,900
Assaf Zipori (4)	2023	300,000	619,500	234,416	13,200	1,167,116
Chief Financial Officer
Stephen Karp	2023	280,000	499,800	88,212	13,200	881,212
General Counsel	2022	272,500	503,700	84,000	12,200	872,400

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the restricted stock units granted during 2023 and 2022, as applicable, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The amounts reported in this column reflect the accounting cost for the restricted stock units and does not correspond to the actual economic value that may be received upon settlement of the restricted stock units or any sale of any of the underlying shares of common stock.
(2)
The amounts represent actual bonuses earned by our named executive officers for performance during fiscal years 2023 and 2022, respectively, upon the attainment of one or more pre-established company and individual performance goals established by our board of directors on an annual basis.
(3)
The amounts in this column for 2023 and 2022 represent 401(k) matching contributions for Mr. Terem, Mr. Zipori and Mr. Karp.
(4)
Mr. Zipori did not serve as a named executive officer in fiscal year 2022.

Narrative Disclosure to the 2023 Summary Compensation Table

Our board of directors and compensation committee review compensation annually for all employees, including our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the compensation committee and board of directors consider compensation for comparable positions in the market, the historical compensation levels of our executive officers, individual performance as compared to our expectations and objectives, internal equity, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to the Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus and long-term incentives.

Our compensation committee is primarily responsible for determining the compensation for our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the Chief Executive Officer and recommends the compensation for the Chief Executive Officer to our board of directors for approval. Our board of directors discusses the compensation committee’s recommendation and ultimately approves the compensation of our Chief Executive Officer without members of management present. Our compensation committee has the authority to engage the services of a consulting firm or other outside advisors to assist in its designing of our executive compensation programs and in making compensation decisions. During 2023, the compensation committee retained the services of Compensia as its external compensation consultant to advise on executive compensation matters including our overall compensation program design and collection of market data to inform our compensation programs for our executive officers and members of our board of directors. Compensia reports directly to our compensation committee. Our compensation committee assessed its independence consistent with NYSE listing standards and concluded that the engagement of such consultant did not raise any conflict of interest.

Base Salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For the year ended December 31, 2023, the annual base salaries for each of Messrs. Terem, Zipori and Karp were $500,000, $300,000 and $280,000, respectively.

Annual Cash Bonuses

Each of our named executive officers is eligible to earn an annual cash incentive bonus which is awarded by our compensation committee in its sole discretion based on achievement of specified corporate performance goals and individual performance. For 2023, each of Messrs. Terem, Zipori and Karp were eligible to earn a target bonus amount of $600,000, $160,000 and $120,000, respectively. Mr. Zipori is also eligible to earn a retention bonus in the amount of $100,000 for continued employment through May 15, 2024.

Equity Compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors and compensation committee periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time.

In 2023, we granted restricted stock units to our named executive officers in the amounts set forth in the “Outstanding Equity Awards at 2023 Fiscal Year End Table” below.

Outstanding Equity Awards at 2023 Fiscal Year End Table

The following table presents information regarding all outstanding equity-based awards held by each of our named executive officers on December 31, 2023.

		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Shai Terem	11/13/2019	3,931,219	—	2.11	11/12/2029	—	—
	10/22/2020	2,232,323	587,450	2.18	10/21/2030	—	—
	8/11/2021	—	—	—	—	362,010(3)	296,848
	7/1/2022	—	—	—	—	1,189,375(4)	975,288
	7/1/2023	—	—	—	—	2,045,703(4)	1,677,476
Assaf Zipori	11/12/2019	647,530	—	2.11	11/11/2029	—	—
	10/30/2020	128,156	33,725	2.18	10/29/2030	—	—
	8/11/2021	—	—	—	—	18,375(3)	15,068
	7/1/2022	—	—	—	—	137,500(4)	112,750
	5/15/2023	—	—	—	—	100,000(5)	82,000
	7/1/2023	—	—	—	—	421,875(4)	345,938
Stephen Karp	10/30/2020	226,164	59,511	2.18	10/31/2030	—	—
	7/15/2021	—	—	—	—	4,375(4)	3,588
	7/1/2022	—	—	—	—	158,125(4)	129,663
	7/1/2023	—	—	—	—	393,750(4)	322,875

(1)
Except as otherwise set forth below, each stock option vests over four years, with 25% of the shares subject to each option vesting 12 months after the vesting commencement date, and 1/48 of the shares subject to the option vesting on each monthly anniversary of the vesting commencement date thereafter, in each case, subject to the named executive officer’s continuous service. To the extent that the stock options are assumed and continued in connection with a “sale event,” the stock options will fully accelerate upon the executive’s termination without “cause” or resignation for “good reason” if such termination or resignation occurs within the 12 month period following such sale event.
(2)
The market value of each restricted stock unit award is based on the closing price of $0.82 per share for our common stock on December 29, 2023, the last trading day of fiscal year 2023, as reported on the NYSE.
(3)
This restricted stock unit award vests over five years following the vesting commencement date in twenty equal quarterly installments, subject to the named executive officer's continuous service. To the extent that the restricted stock units are assumed and continued in connection with a “sale event,” the stock options will fully accelerate upon the executive’s termination without “cause” or resignation for “good reason” if such termination or resignation occurs within the 12 month period following such sale event.
(4)
Each restricted stock unit award vests over four years following the vesting commencement date in sixteen equal quarterly installments, subject to the named executive officer’s continuous service. To the extent that the restricted stock units are assumed and continued in connection with a “sale event,” the stock options will fully accelerate upon the executive’s termination without “cause” or resignation for “good reason” if such termination or resignation occurs within the 12 month period following such sale event.
(5)
The restricted stock unit award vests one year following the vesting commencement date, subject to the named executive officer’s continuous service. To the extent that the restricted stock units are assumed and continued in connection with a “sale event,” the stock options will fully accelerate upon the executive’s termination without “cause” or resignation for “good reason” if such termination or resignation occurs within the 12 month period following such sale event.

Executive Employment Arrangements

The material terms of each NEO’s existing employment arrangements are summarized below. In addition, our NEOs have entered into restrictive covenant agreements with us that generally contain 12-month post-employment non-competition and non-solicitation covenants.

Offer letter with Mr. Shai Terem

On May 10, 2023, we entered into an amended and restated offer letter with Mr. Terem, as amended, pursuant to which we employ Mr. Terem as our President and Chief Executive Officer. The offer letter provides for Mr. Terem’s at-will employment and an annual base salary and a target annual bonus of $600,000. The offer letter also provided Mr. Terem with a stock option award, as well as his ability to participate in our employee benefit plans generally.

Offer letter with Mr. Assaf Zipori

On May 10, 2023, we entered into an amended and restated offer letter with Mr. Zipori, as amended, pursuant to which we employ Mr. Zipori as our Chief Financial Officer. The offer letter provides for Mr. Zipori’s at-will employment and an annual base salary, a target annual bonus of $160,000, and one-time $100,000 retention bonus to be paid in May 2024. The offer letter also provided Mr. Zipori with a restricted stock unit award, as well as his ability to participate in our employee benefit plans generally.

Offer letter with Mr. Stephen Karp

On October 30, 2020, we entered into an offer letter with Mr. Karp, pursuant to which we employ Mr. Karp as our General Counsel. The offer letter provides for Mr. Karp’s at-will employment and an annual base salary and a target annual bonus of $50,000 (which was increased to $120,000). The offer letter also provided Mr. Karp with a stock option award, as well as his ability to participate in our employee benefit plans generally.

Executive Severance and Change in Control Plan

On December 31, 2022, we adopted the Executive Severance and Change in Control Plan (the “Severance Plan”) applicable to certain of our executive officers who are notified of their eligibility to participate in the Plan and sign a participation letter (collectively, “Executives”), including our named executive officers. Executives who sign a participation letter to participate in the Plan will only be eligible to receive severance pay and benefits under this Plan and not under any employment agreement (including the arrangements with our named executive officers described above).

Under the Plan, in the event of a termination by us without cause (as such term is defined in the Plan) or by the Executive for good reason (as such term is defined in the Plan), in each case more than three (3) months prior to a change in control or more than twelve (12) months following a change in control (as such term is defined in the Plan), the severance benefits for the Executive shall generally consist of the following:

•
continued payment of base salary following the date of such Executive’s termination of employment for twelve (12) months for our Chief Executive Officer and six (6) months for all other Executives;

•
coverage of the employer portion of the regular premium for continued group health insurance coverage under COBRA, until the earlier of (A) twelve (12) months for our Chief Executive Officer and six (6) months for all other Executives or (B) the date the Executive becomes eligible for health benefits through another employer or otherwise becomes ineligible for COBRA; and

•
if the date of termination occurs between the end of a calendar year and the date of payment of annual bonuses for such calendar year, the Executive shall be eligible to receive such prior year bonus pursuant to such bonus plan.

•
Under the Plan, in the event of a termination by the Company without cause or by the Executive for good reason, in each case within three (3) months prior to a change in control or within twelve (12) months following a change in control, the severance benefits for the Executive shall generally consist of the following:
o
payment of a lump sum amount equal to (i) the Executive’s base salary, which, in the case of the Chief Executive Officer only, shall be multiplied by 1.5, plus (ii) the Executive’s target bonus for the year in which the date of termination occurs, prorated for the number of days the Executive was employed during such year,
o
coverage of the employer portion of the regular premium for continued group health insurance coverage under COBRA, until the earlier of (A) eighteen (18) months for the Chief Executive Officer and twelve (12) months for all other Executives or (B) the date the Executive becomes eligible for health benefits through another employer or otherwise becomes ineligible for COBRA;

o
if the date of termination occurs between the end of a calendar year and the date of payment of annual bonuses for such calendar year, the Executive shall be eligible to receive such prior year bonus pursuant to such bonus plan; and

o
immediate vesting in full of all of the Executive’s outstanding equity awards subject to time-based vesting.

Receipt of severance benefits under the Plan is conditioned upon the Executive’s execution of a separation agreement containing, among other provisions, a general release of all claims in favor of us. Payments are designed to comply with Section 409A of the Internal Revenue Code (the “Code”). In addition, if any payment under the Plan would constitute an excess parachute payment within the meaning of Section 280G of the Code, the payments will be reduced to the minimum extent necessary so that no portion of any payment or benefit will constitute an excess parachute payment, provided however, that the reduction will be made only if and to the extent that such reduction would result in an increase in the aggregate payment and benefits to be provided, determined on an after tax basis (taking into account the excise tax imposed pursuant to Section 4999 of the Code, or any successor provision, or any other tax).

We have the right, in our sole discretion, to amend the Plan or to terminate it prospectively, provided that the Plan may not be amended in any manner which is adverse to any Executive without that Executive’s written consent.

Additional Narrative Disclosure

Employee Benefits

The NEOs are eligible to participate in standard welfare benefit plans, including medical, dental, vision, group life and accidental death and dismemberment insurance plans, in each case, on the same basis as all of our other employees. The Company also maintains a 401(k) plan for the benefit of its eligible employees, including the named executive officers, as discussed in the section below entitled “401(k) plan.”

401(k) plan

The Company maintains the MarkForged, Inc. Retirement Plan (the “401(k) Plan”), that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Under the 401(k) Plan, eligible employees may defer eligible compensation subject to applicable annual contribution limits imposed by the Code. The Company’s employees’ pre-tax contributions are allocated to each participant’s individual account and participants are immediately and fully vested in their contributions. The 401(k) Plan is intended to be qualified under Section 401(a) of the Code with the 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan.

Pension Benefits

The Company does not maintain or provide any defined benefit pension plans or other supplemental executive retirement plans for the benefit of our named executive officers.

Nonqualified Deferred Compensation

The Company does not have any nonqualified deferred compensation arrangements with our named executive officers.

Indemnification of Officers and Directors

We have agreed to indemnify our directors and executive officers in certain circumstances. See “Certain Relationships and Related Person Transactions-Markforged Pre-Business Combination – Indemnification of Directors and Officers.”

Equity Compensation Plan Information

The following table sets forth information regarding our equity compensation plans as of December 31, 2023.

Plan Category	Number of Securities to be Issued Upon Vesting of RSUs and Upon Vesting and Exercise of Outstanding Options and warrants	Weighted-average Exercise Price of Outstanding Options and warrants ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders(1)	34,724,449	$1.19	36,128,512(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	34,724,449	$1.19	36,128,512

(1)
Includes shares available under the Markforged Holding Corporation 2021 Stock Option and Incentive Plan (“2021 Plan”), and the Markforged Holding Corporation 2021 Employee Stock Purchase Plan (“2021 ESPP”). The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such number of shares as determined by the administrator. The ESPP provides that the number of shares reserved and available for issuance under the ESPP will automatically increase each January 1, beginning on January 1, 2022 through January 1, 2031, by at least (i) 4,700,000 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (iii) such number of shares as determined by our administrator.
(2)
As of December 31, 2023, a total of 27,028,491 shares of our common stock were reserved and available for issuance pursuant to the 2021 Plan, which number excludes the 9,929,063 shares that were added to the 2021 Plan as a result of the automatic annual increase on January 1, 2024. As of December 31, 2023, a total of 8,505,539 shares of our common stock were reserved and available for issuance pursuant to the ESPP, excluding the 1,985,813 shares that were added to the 2021 Plan as a result of the automatic annual increase on January 1, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the director and executive compensation arrangements, including employment, termination of employment and change in control arrangements, the following is a description of each transition since January 1, 2023, and each currently proposed transaction, in which:

•
we have been or are to be a participant;
•
the amount involved exceeded or is expected to exceed $120,000; and
•
any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Indemnification of Directors and Officers

Markforged has entered into indemnification agreements with each of Markforged’s directors and executive officers, the form of which is attached as an exhibit to the registration statement. The indemnification agreements and Markforged’s certificate of incorporation and bylaws require Markforged to indemnify its directors and officers to the fullest extent permitted by Delaware law. Markforged has entered into compensation arrangements, including employment, termination of employment and change in control arrangements and indemnification arrangements, which are, when required, described herein under the sections titled “Certain Relationships and Related Party Transactions ” and “Corporate Governance—Director Compensation”.

If Proposal Three (approval of the amendment to our certificate of incorporation to reflect new Delaware law provisions regarding the limitation of liability of certain officers in limited circumstances) is approved by the requisite stockholders at the Annual Meeting, then our certificate of incorporation will also provide that the liability of certain of our officers for monetary damages for breach of fiduciary duty as an officer shall be eliminated to the fullest extent permitted under applicable law.

Policies and Procedures for Related Person Transactions

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The written charter of our audit committee provides that our audit committee shall review and approve in advance any related party transaction.

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by the audit committee. This policy became effective on July 14, 2021. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest.

Pursuant to this policy, the material facts as to the related person’s relationship or interest in the transaction are disclosed to our audit committee prior to their consideration of such transaction. The audit committee will consider, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 15, 2024 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 199,351,300 shares of our common stock outstanding as of March 15, 2024 (the “Determination Date”).

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 15, 2024 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners is c/o Markforged Holding Corporation, 60 Tower Road, Waltham, Massachusetts 02451.

Principal Stockholders	Shares of Common Stock Beneficially Owned (1)	Percentage of Total Common Stock (2)
5% Stockholders:
Entities affiliated with Matrix Ventures (3)	29,987,982	15.0%
North Bridge Venture Partners 7, L.P. (4)	29,126,742	14.6%
ARK Investment Management (5)	20,200,757	10.1%
Senvest Management LLC (6)	15,930,998	8.0%
Entities associated with Summit Partners (7)	14,595,201	7.3%
Executive Officers and Directors:
Shai Terem, Chief Executive Officer and Director (8)	7,453,366	3.7%
Assaf Zipori, Chief Financial Officer (9)	977,681	*
Stephen Karp, General Counsel (10)	389,547	*
Alan Masarek, Director (11)	101,206	*
Carol Meyers, Director (12)	87,873	*
Paul Milbury, Director (13)	827,280	*
Antonio Rodriguez, Director (14)	29,987,982	15.0%
Edward Anderson, Director (15)	29,194,615	14.6%
Michael Medici, Director (16)	67,873	*
Aaron VanDevender, Director	—	—
All executive officers and directors as a group (10 persons)(17)	69,087,423	34.7%

* Represents less than 1%.

(1)
In computing the number of shares of Common Stock beneficially owned by a selling stockholder and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to awards under the Plans, including options and restricted stock units, held by that person that are vested or exercisable as of the Determination Date or that will become vested or exercisable within 60 days after the Determination Date.
(2)
Percentages are based on the 199,351,300 shares of Common Stock issued and outstanding as of the Determination Date. In computing the percentage ownership of each Selling Stockholder, we deemed to be outstanding all shares of Common Stock then subject to awards under the Plans, including options and restricted stock units, held by that person that are vested or exercisable as of the Determination Date or that would become vested or exercisable within 60 days after the Determination Date, but we did not deem these shares of Common Stock outstanding for the purpose of computing the percentage ownership of any other Selling Stockholder.

(3)
Information herein is based on the Schedule 13G filed with the SEC on February 9, 2024 by Matrix Partners IX, L.P., Matrix IX Management Co., L.L.C. and Antonio Rodriguez, collectively (“Matrix Partners”). The share number consists of (i) 28,495,912 securities held of record by Matrix Partners IX, L.P., (ii) 1,424,197 securities held by Weston & Co. IX LLC and (iii) 67,873 securities held directly by Mr. Rodriguez. Matrix IX Management Co., L.L.C. is the general partner of Matrix Partners IX, L.P. Mr. Rodriguez, a member of the Company’s board of directors, is a managing member of Matrix IX Management Co., L.L.C. and has sole voting, investment and dispositive power with respect to the securities held by Matrix Partners IX, L.P. By virtue of Mr. Rodriguez’s relationship with Matrix IX Management Co., L.L.C., he also has sole voting, investment and dispositive power with respect to the securities held by Weston & Co. IX LLC. The share count excludes (i) 2,576,215 Earnout Shares held of record by Matrix Partners IX, L.P. and (ii) 128,755 Earnout Shares held of record by Weston & Co. IX LLC that will be released from escrow upon certain conditions set forth in the Agreement and Plan of Merger by and among one, Caspian Merger Sub Inc., and MarkForged, dated as of February 23, 2021 (the “Merger Agreement”). Any shares not eligible to be released within five years of the closing date, July 14, 2021, will be forfeited and cancelled. The principal mailing address for each of Mr. Rodriguez, Matrix Partners IX, L.P., Matrix IX Management Co., L.L.C. and Weston & Co. IX LLC is 101 Main Street, 17th Floor, Cambridge, MA 02142.
(4)
Information herein is based on the Schedule 13G filed with the SEC on February 9, 2024 by North Bridge Venture Partners 7, L.P. (“NBVP 7”). NBVP 7 beneficially owns shares reported in this filing. NBVP 7 beneficially owns five percent or greater of the outstanding shares reported in this filing. North Bridge Venture Management 7, L.P. (“NBVM 7”) is the sole general partner of NBVP 7. NBVM GP, LLC (“NBVM GP”) is the sole general partner of NBVM 7. Each of Edward T. Anderson, a member of our board of directors, and Richard A. D’Amore are the managers of NBVM GP and may be deemed to have shared voting and dispositive power over the shares held by NBVP 7. The share count excludes 2,633,246 Earnout Shares that will be release from escrow upon certain conditions set forth in the Merger Agreement. The principal address for North Bridge Venture Partners and the Managers is 60 William Street, Suite 350, Wellesley, MA 02481.
(5)
Information herein is based on the Schedule 13G filed with the SEC on February 12, 2024 by ARK Investment Management LLC. The principal mailing address for ARK Investment Management LLC is 200 Central Avenue, St. Petersburg, FL 33701.
(6)
Information herein is based on the Schedule 13G/A filed with the SEC on February 9, 2024 by Senvest Management, LLC and Richard Mashaal, managing member of Senvest Management, LLC. Senvest Management, LLC may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of Senvest Management, LLC's position as investment manager of the Investment Vehicles. Mr. Mashaal may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of Mr. Mashaal's status as the managing member of Senvest Management, LLC. The principal mailing address for Senvest Management LLC and Mr. Mashaal is 540 Madison Avenue, 32nd Floor, New York, New York 10022.
(7)
Information herein is based on the Schedule 13G filed with the SEC on January 31, 2024 by Summit Partners Growth Equity Fund IX-A, L.P., Summit Partners Growth Equity Fund IX-B, L.P., Summit Investors GE IX/VC IV, LLC, and Summit Investors GE IX/VC IV (UK), L.P. and Michael Medici for the benefit of Summit Partners, L.P. Summit Master Company, LLC is (i) the general partner of Summit Partners, L.P., which is the managing member of Summit Partners GE IX, LLC, which is the general partner of Summit Partners GE IX, L.P., which is the general partner of Summit Partners Growth Equity Fund IX-A, L.P. and Summit Partners Growth Equity Fund IX-B, L.P., and (ii) the managing member of Summit Investors Management, LLC, which is the general partner of Summit Investors GE IX/VC IV (UK), L.P. and the manager of Summit Investors GE IX/VC, LLC. Summit Master Company, LLC, as the general partner of Summit Partners, L.P. and as the managing member of Summit Investors Management, LLC, has delegated investment decisions, including voting and dispositive power of the shares held directly by Summit Partners Growth Equity Fund IX-A, L.P., Summit Partners Growth Equity Fund IX-B, L.P., Summit Investors GE IX/VC IV (UK), L.P., and Summit Investors GE IX/VC IV, LLC, to Summit Partners, L.P. and its three-person investment committee responsible for investment decisions with respect to the Company’s securities, currently composed of Peter Chung, Scott Collins and Len Ferrington, who act by a majority vote. Accordingly, Mr. Chung, Mr. Collins and Mr. Ferrington disclaim beneficial ownership of the reported shares. The address for each of the reporting entities is 222 Berkeley Street, 18th Floor, Boston, MA 02116.
(8)
Consists of (i) 1,054,844 shares of Common Stock underlying restricted stock units issued under the 2021 Plan held by Mr. Terem which are or will become vested within 60 days of the Determination Date and (ii) 6,398,522 shares of Common Stock underlying stock options issued under the 2021 Plan held by Mr. Terem which are or will be vested within 60 days of the Determination Date.
(9)
Consists of 188,504 shares of Common Stock underlying restricted stock units issued under the 2021 Plan held by Mr. Zipori which are or will become vested within 60 days of the Determination Date and (ii) 789,177 shares of Common Stock underlying stock options issued under the 2021 Plan held by Mr. Zipori which are or will be vested within 60 days of the Determination Date.
(10)
Consists of (i) 139,578 shares of Common Stock underlying restricted stock units issued under the 2021 Plan held by Mr. Karp which are or will become vested within 60 days of the Determination Date and (ii) 249,969 shares of Common Stock underlying stock options issued under the 2021 Plan held by Mr. Karp which are or will be vested within 60 days of the Determination Date.
(11)
Consists of shares of Common Stock underlying restricted stock units issued under the 2021 Plan held by Mr. Masarek which are or will become vested within 60 days of the Determination Date.

(12)
Consists of shares of Common Stock underlying restricted stock units issued under the 2021 Plan held by Ms. Meyers which are or will become vested within 60 days of the Determination Date.
(13)
Consists of (i) 67,873 shares of Common Stock underlying restricted stock units issued under the 2021 Plan held by Mr. Milbury which are or will become vested within 60 days of the Determination Date and (ii) 759,407 shares of Common Stock underlying stock options issued under the 2021 Plan held by Mr. Milbury which are or will be vested within 60 days of the Determination Date.
(14)
Consists of shares identified in footnote (3) above. Mr. Rodriguez is a partner at Matrix Partners.
(15)
Consists of (i) shares identified in footnote (4) above and (ii) 67,873 shares of Common Stock underlying restricted stock units issued under the 2021 Plan held by Mr. Anderson which are or will become vested within 60 days of the Determination Date. Mr. Anderson is a managing director at North Bridge.
(16)
Consists of shares of Common Stock underlying restricted stock units issued under the 2021 Plan held by Mr. Medici which are or will become vested within 60 days of the Determination Date.
(17)
See notes 8 through 16 above. Consists of (i) 59,046,851 shares of Common Stock, (ii) 1,843,497 shares of Common Stock underlying restricted stock units issued under the 2021 Plan which are or will be vested within 60 days of the Determination Date and (iii) 8,197,075 shares of Common Stock underlying stock options issued under the 2021 Plan which are or will be vested within 60 days of the Determination Date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.

Based solely upon a review of the copies of the forms furnished to our company and information involving securities transactions of which the company is aware, all of our officers, directors and holders of more than 10% of the outstanding securities of the company complied with the filing requirements pursuant to Section 16(a) of the Exchange Act.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Markforged’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Markforged’s independent registered public accounting firm, (3) the performance of Markforged’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Markforged’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Markforged’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Markforged for the fiscal year ended December 31, 2023. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communication from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Markforged be included in Markforged’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF MARKFORGED HOLDING CORPORATION

Paul Milbury, Chairman
Edward Anderson
Michael Medici

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports or Notices of Internet Availability of Proxy Materials. This means that only one copy of our documents, including the annual report to stockholders, proxy statement and Notice of Internet Availability of Proxy Materials, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Markforged Holding Corporation, 60 Tower Road, Waltham, Massachusetts 02451, Attention: Corporate Secretary, telephone: (866) 496-1805. If you want to receive separate copies of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

Stockholder Recommendations for Director Nominations

Our bylaws provide that, for nominations of persons for election to our board of directors or other proposals to be considered at an annual meeting of our stockholders, a stockholder must give written notice to Markforged Holding Corporation, 60 Tower Road, Waltham, Massachusetts 02451, Attention: Corporate Secretary, not later than the close of business 90 days, nor earlier than the close of business 120 days, prior to the first anniversary of the date of the preceding year’s annual meeting. However, our bylaws also provide that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the proxy statement and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.

The advance notice requirements for the Annual Meeting are as follows: a stockholder’s notice shall be timely if delivered to our Secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the annual meeting for the preceding year. Our bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.

In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2025 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 27, 2024. Such proposals must be delivered to Markforged Holding Corporation, 60 Tower Road, Waltham, Massachusetts 02451, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Appendix A

Certificate of Amendment - Officer Exculpation Amendment

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

MARKFORGED HOLDING CORPORATION

Markforged Holding Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. Pursuant to Section 242 of the DGCL, this Certificate of Amendment to the Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Certificate of Incorporation of the Corporation, as amended (the “Charter”).

2. This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3. Upon this Certificate of Amendment becoming effective, the Charter is hereby amended as follows:

The Charter is hereby amended to add a new Article X immediately following the existing Article IX thereof to read as follows:

“

ARTICLE X

LIMITATION OF OFFICER LIABILITY

To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this ARTICLE X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

4. This Certificate of Amendment shall become effective at 12:01 a.m., Eastern Time, on June [●], 2024.

* * * *

IN WITNESS WHEREOF, this Certificate of Amendment has been signed on behalf of the Corporation by its duly authorized officer effective this [●] day of June, 2024.

MARKFORGED HOLDING CORPORATION

By: __________________________________

Name: Shai Terem

Title: President and Chief Executive Officer

Appendix B

Certificate of Amendment - Reverse Stock Split Charter Amendment

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

MARKFORGED HOLDING CORPORATION

Markforged Holding Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. Pursuant to Section 242 of the DGCL, this Certificate of Amendment to the Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Certificate of Incorporation of the Corporation, as amended (the “Charter”).

2. This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3. Upon this Certificate of Amendment becoming effective, the Charter is hereby amended as follows:

Article IV of the Charter is hereby amended and restated in its entirety to read as follows:

“ The total number of shares of capital stock which the Corporation shall have authority to issue is [●] ([●]), of which (i) [●] ([●]) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) [●] ([●]) shares shall be a class designated as preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Upon the effectiveness of the filing of this Certificate of Amendment (the “2024 Split Effective Time”), every [[●] ([●]) to [●] ([●])] shares of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the 2024 Split Effective Time (with the exact number within such range being determined by the Board of Directors prior to the filing of this Certificate of Amendment and set forth in a public announcement issued by the Corporation prior to the date of the 2024 Split Effective Time) shall automatically, and without any further action on the part of the stockholders, be reclassified as one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock (the “2024 Reverse Split”). If, as a result of the 2024 Reverse Split, any stockholder would receive a fraction of a share of Common Stock, the Board of Directors shall cause to be issued to such stockholder an additional fraction of a share of Common Stock that, together with the fraction resulting from the 2024 Reverse Split, would result in such stockholder having a whole share of Common Stock rather than the fraction otherwise resulting from the 2024 Reverse Split. As of the 2024 Split Effective Time, a certificate(s) representing shares of Common Stock prior to the 2024 Reverse Split shall be deemed to represent the number of post-2024 Reverse Split shares into which the pre-2024 Reverse Split shares were reclassified and combined, together with the additional fraction, if any, issued to result in each holder having a whole number of shares, until surrendered to the Corporation for transfer or exchange. The 2024 Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation and all references to such Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Common Stock shall be deemed to be references to the Common Stock or options or rights to purchase or acquire shares of Common Stock, as the case may be, after giving effect to the 2024 Reverse Split.

Except as otherwise provided in any certificate of designations of any series of Preferred Stock, the number of authorized shares of the class of Common Stock or Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.”

4. This Certificate of Amendment shall become effective at 12:01 a.m., Eastern Time, on [●], 2024.

* * * *

IN WITNESS WHEREOF, this Certificate of Amendment has been signed on behalf of the Corporation by its duly authorized officer effective this [●] day of [●], 2024.

MARKFORGED HOLDING CORPORATION

By: __________________________________

Name: Shai Terem

Title: President and Chief Executive Officer

Markforged MARKFORGED HOLDING CORPORATION 60 TOWER ROAD WALTHAM, MA 02451 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MKFG2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V40819-P04604 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. MARKFORGED HOLDING CORPORATION The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. To elect three Class III directors to serve for a three-year term ending at the 2027 Annual Meeting of Stockholders Nominees: 01) Alan Masarek 02) Carol Meyers 03) Aaron VanDevender The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3. To approve an amendment to the Company's Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. To approve an amendment to the Company's Certificate of Incorporation to approve a reverse stock split of our common stock and an associated reduction in the number of shares of our authorized common stock. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com. V40820-P04604 Markforged Holding Corporation Annual Meeting of the Stockholders June 18, 2024, 9:00 AM Eastern Time This proxy is solicited by the Board of Directors. The stockholder(s) hereby appoint(s) Shai Terem, Assaf Zipori and Stephen Karp, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote as designated on the reverse side of this ballot, all of the shares of Common Stock of MARKFORGED HOLDING CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in a virtual format only at 9:00 AM Eastern Time on June 18, 2024, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" THE APPROVAL OF PROPOSALS 2, 3 AND 4. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side